NATIONAL COLLEGIATE STUDENT LOAN TRUST 2004-2

CLOSING DATE: OCTOBER 28, 2004
MONTHLY DISTRIBUTION REPORT


COLLECTION PERIOD                             01/01/05     TO     01/31/05
MONTHLY DISTRIBUTION DATE                     02/25/05
VOLUME 3

----------------------------------------------------------------------------------------------------------------------------------
I     ASSET AND LIABILITY SUMMARY
----------------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------------
A.    STUDENT LOAN PORTFOLIO                                       12/31/04                  CHANGE                  01/31/05
   -------------------------------------------------------------------------------------------------------------------------------
   1  Student Loan Principal                                  $  796,063,546.41        $    9,756,916.69        $  805,820,463.10
   2  Student Loan Accrued Interest +
       Accrued Late Fees                                          13,624,166.21            (8,367,693.57)            5,256,472.64
                                                              ------------------       ------------------       ------------------
   3  Pool Balance                                            $  809,687,712.62        $    1,389,223.12        $  811,076,935.74
                                                              ------------------       ------------------       ------------------

   4  Weighted Average Coupon (WAC)                                       6.22%                    0.53%                    6.75%
   5  Weighted Average Maturity (WAM)                              267.8 Months              -1.4 Months             266.4 Months
   6  Number of Loans                                                    68,204                      -93                   68,111
   7  Number of Borrowers                                                65,085                      -86                   64,999

   -------------------------------------------------------------------------------------------------------------------------------
B.    TRUST ACCOUNTS AND TERI PLEDGE FUND                          12/31/04                  CHANGE                  01/31/05
   -------------------------------------------------------------------------------------------------------------------------------

   1  Collection Account +                                    $    2,606,488.76        $      885,979.30        $    3,492,468.06
       Collections Receivable Account
   2  Reserve Account (at market value)                       $  244,918,308.00        $     (504,022.98)       $  244,414,285.02

                                                              ------------------       ------------------       ------------------
   3  Total Trust Accounts                                    $  247,524,796.76        $      381,956.32        $  247,906,753.08

   4  TERI Pledge Fund (at market value)                      $   46,946,712.84        $      (73,904.00)       $   46,872,808.84

   5  Total Trust Accounts and TERI Pledge Fund               $  294,471,509.60        $      308,052.32        $  294,779,561.92

   6  Pool Balance + Trust Accounts                           $1,057,212,509.38        $    1,771,179.44        $1,058,983,688.82

   7  Pool Balance + Trust Accounts + TERI Pledge Fund        $1,104,159,222.22        $    1,697,275.44        $1,105,856,497.66

   8  Has the Stepdown Date occurred? (a)   NO
      If  "Yes" :
      (a) Is the parity ratio at least 101%? (a)
      (b) Is the Cumulative Gross Default Rate
          greater than 10%? (a)
      (c) Is TERI solvent and paying claims? (a)


   --------------------------------------------------------------------------------------------------------------------
C.    SECURITIES           CUSIP         INDEX     SPREAD             12/31/04         CHANGE          01/31/05
   --------------------------------------------------------------------------------------------------------------------
   1  Class A-1          63543PAU0      1M LIBOR    0.11%        $  280,972,208.25    $      -    $  280,972,208.25
   2  Class A-2          63543PAV8      1M LIBOR    0.15%        $  149,830,000.00    $      -    $  149,830,000.00
   3  Class A-3          63543AW6       1M LIBOR    0.21%        $  187,338,000.00    $      -    $  187,338,000.00
   4  Class A-4          63543PAX4      1M LIBOR    0.31%        $  194,695,000.00    $      -    $  194,695,000.00
   5  Class A-5 (b)   63543PAY2 & BC9   1M LIBOR    0.48%        $  187,870,000.00    $      -    $  187,870,000.00
   6  Class A-IO         63543PAZ9       Fixed      9.75%                (c)          $      -           (c)
   7  Class B            63543PBA3      1M LIBOR    0.54%        $   55,800,000.00    $      -    $   55,800,000.00
   8  Class C            63543PBB1      1M LIBOR    0.80%        $   56,800,000.00                $   56,800,000.00
      -----------------------------------------------------------------------------------------------------------------
   9  Total
      Securities                                                 $1,113,305,208.25    $      -    $1,113,305,208.25
      -----------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]

   ------------------------------------------------------------------------
C.    SECURITIES         CHANGE               02/25/05      % OF SECURITIES
   ------------------------------------------------------------------------

   1  Class A-1       $ (16,962.11)    $  280,955,246.14         25.24%
   2  Class A-2       $          -     $  149,830,000.00         13.46%
   3  Class A-3       $          -     $  187,338,000.00         16.83%
   4  Class A-4       $          -     $  194,695,000.00         17.49%
   5  Class A-5 (b)   $          -     $  187,870,000.00         16.88%
   6  Class A-IO      $          -             (c)                0.00%
   7  Class B         $          -     $   55,800,000.00          5.01%
   8  Class C         $          -     $   56,800,000.00          5.10%
      ---------------------------------------------------------------------
   9  Total
      Securities      $ (16,962.11)    $1,113,288,246.14        100.00%
      ---------------------------------------------------------------------

   (a) The Stepdown Date is December 2010. At the Stepdown Date principal payments made on the Class B and Class C Securities may begin to be paid pro-rata with the Class A Securities. See the prospectus for complete information concerning the Stepdown Date.
   (b)  Class A-5 Securities include Class A-5-1 and A-5-2.
   (c) The initial notional amount, in effect thru Oct. 2008, for Class A-IO (interest-only) equals $100,000,000.

NATIONAL COLLEGIATE STUDENT LOAN TRUST 2004-2

------------------------------------------------------------------------------------------------------
II    TRANSACTIONS AND ACCRUALS                                                 FROM 1/1/05 TO 1/31/05
------------------------------------------------------------------------------------------------------
A.    STUDENT LOAN CASH PRINCIPAL ACTIVITY
   1  Principal Payments Received                                                   $   (2,299,491.72)
   2  Principal Claims from Guarantor                                               $      (79,426.65)
   3  Repurchased Principal                                                         $               -
   4  New Loan Additions                                                            $               -
   5  Other Adjustments (cancellations, consolidations and other)                   $     (235,110.09)
      ------------------------------------------------------------------------------------------------
   6  Total Principal Collections                                                   $   (2,614,028.46)
      ------------------------------------------------------------------------------------------------

B.    STUDENT LOAN NON-CASH PRINCIPAL ACTIVITY
   1  Capitalized Interest                                                          $   12,290,415.92
   2  Realized Losses                                                               $               -
   3  New Loan Additions                                                            $       86,102.97
   4  Other Adjustments                                                             $       (5,573.74)
      ------------------------------------------------------------------------------------------------
   5  Total Non-Cash Principal Activity                                             $   12,370,945.15
      ------------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------------
C.    TOTAL STUDENT LOAN PRINCIPAL ACTIVITY (IIA6 + IIB4)                           $    9,756,916.69
      ------------------------------------------------------------------------------------------------

D.    STUDENT LOAN CASH INTEREST ACTIVITY
   1  Interest Payments Received                                                    $     (701,702.67)
   2  Interest Claims from Guarantor                                                $         (148.87)
   3  Repurchased Interest                                                          $               -
   4  New Loan Additions                                                            $               -
   5  Late Fees                                                                     $         (613.34)
   6  Other Adjustments (cancellations, consolidations and other)                   $       (1,077.54)
      ------------------------------------------------------------------------------------------------
   7  Total Interest Collections                                                    $     (703,542.42)
      ------------------------------------------------------------------------------------------------

E.    STUDENT LOAN NON-CASH INTEREST ACTIVITY
   1  Interest Accruals                                                             $    4,626,658.50
   2  Capitalized Interest                                                          $  (12,290,415.92)
   3  Realized Losses                                                               $               -
   4  Other Adjustments                                                             $       (1,330.68)
   5  Non-Cash Late Fees                                                            $          936.95
      ------------------------------------------------------------------------------------------------
   6  Total Non-Cash Interest Activity                                              $   (7,664,151.15)
      ------------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------------
F.    TOTAL STUDENT LOAN INTEREST ACTIVITY (IID7 + IIE6)                            $   (8,367,693.57)
      ------------------------------------------------------------------------------------------------

NATIONAL COLLEGIATE STUDENT LOAN TRUST 2004-2

------------------------------------------------------------------------------------------------------------------------------
III   COLLECTION ACCOUNT ACTIVITY                                                                       FROM 1/1/05 TO 1/31/05
------------------------------------------------------------------------------------------------------------------------------
A.    COLLECTION ACCOUNT
   1  Collections by Servicers                                                                              $    3,237,382.02
   2  Claim Payments from Guarantor                                                                         $       79,575.52
   3  Liquidation Proceeds and Recoveries                                                                   $               -
   4  Sale Proceeds                                                                                         $               -
   5  Investment Earnings on Trust Accounts                                                                 $      452,971.06
   6  Excess of Specified Reserve Account Balance                                                           $               -
   7  Other Receipts (Late Fees and Other)                                                                  $        2,583.58
   8  Prior Month Allocation                                                                                $      166,317.39
   9  Opening Balance + Receivable                                                                          $       (4,619.71)
      ------------------------------------------------------------------------------------------------------------------------
   10 Total Available Funds                                                                                 $    3,934,209.86
      ------------------------------------------------------------------------------------------------------------------------


B.    ALLOCATIONS THRU 1/31/05 WITH PAYMENTS
      AND DISTRIBUTIONS FOR 2/25/05                                           TOTAL
                                                                            AVAILABLE        REMAINING          RESERVE
                                                                              FUNDS            FUNDS            TRANSFER
                                                                         $ 3,934,209.86   $  3,934,209.86
   1  Payment of Trust Expenses, Servicer, Administrator, Paying
      Agent and Back-up Administrator
           (a) Payment of Trust Expenses                                 $            -   $  3,934,209.86   $               -
           (b) Payment of Servicing Fees                                 $   207,471.17   $  3,726,738.69   $               -
           (c) Payment of Administration Fees                            $    33,575.85   $  3,693,162.84   $               -
           (d) Payment to Irish Paying Agent                             $            -   $  3,693,162.84   $               -
           (e) Payment of Back-up Administration Fees                    $     1,000.00   $  3,692,162.84   $               -
   2  Allocation of Trust Expenses, Servicer, Administrator, Paying
      Agent and Back-up Administrator
           (a) Allocation of Trust Expenses                              $            -   $  3,692,162.84   $               -
           (b) Allocation of Servicing Fees                              $   104,289.68   $  3,587,873.16   $               -
           (c) Allocation of Administration Fees                         $            -   $  3,587,873.16   $               -
           (d) Allocation to Irish Paying Agent                          $            -   $  3,587,873.16   $               -
           (e) Allocation of Back-up Administration Fees                 $            -   $  3,587,873.16   $               -
   3  Payment to TERI Pledge Fund, additional Guaranty Fees              $            -   $  3,587,873.16   $               -
   4  Allocation to TERI Pledge Fund, additional Guaranty Fees           $    74,114.09   $  3,513,759.07   $               -
   5  Payment of Interest Distribution Amount to Class A Securities:
           (a) Class A-1                                                 $   638,743.49   $  2,875,015.58   $               -
           (b) Class A-2                                                 $   345,774.34   $  2,529,241.24   $               -
           (c) Class A-3                                                 $   442,013.60   $  2,087,227.64   $               -
           (d) Class A-4                                                 $   476,137.44   $  1,611,090.20   $               -
           (e) Class A-5                                                 $   471,240.59   $  1,139,849.61   $               -
           (f) Class A-IO                                                $   812,500.00   $    327,349.61   $               -
   6  Payment of Interest Distribution Amount to Class B Securities:
           (a) Class B                                                   $   147,513.50   $    179,836.11   $               -
   7  Payment of Interest Distribution Amount to Class C Securities:
           (b) Class C                                                   $   162,874.00   $     16,962.11   $               -
   8  Payment to Reserve Account up to Specified Reserve
      Account Balance                                                    $            -   $     16,962.11   $               -
   9  Payment to TERI, to Purchase Rehabilitated Loans                   $            -   $     16,962.11   $               -
   10 Payment of Principal Distribution Amount to Class A Securities:
           (a) Class A-1                                                 $    16,962.11   $             -   $               -
           (b) Class A-2                                                 $            -   $             -   $               -
           (c) Class A-3                                                 $            -   $             -   $               -
           (d) Class A-4                                                 $            -   $             -   $               -
           (e) Class A-5-1                                               $            -   $             -   $               -
           (f) Class A-IO                                                $            -   $             -   $               -
   11 Payment of Principal Distribution Amount to Class B Securities:
           (a) Class B                                                   $            -   $             -   $               -
   12 Payment of Principal Distribution Amount to Class C Securities:
           (b) Class C                                                   $            -   $             -   $               -
   13 Payment of any Unreimbursed Advances:                              $            -   $             -   $               -
           (a) Payment of Trust Expenses                                 $            -   $             -   $               -
           (b) Payment of Servicing Fees                                 $            -   $             -   $               -
           (c) Payment of Administration Fees                            $            -   $             -   $               -
           (d) Payment of Irish Paying Agent                             $            -   $             -   $               -
           (e) Payment of Back-up Administration Fees                    $            -   $             -   $               -
           (f) Payment to First Marblehead Corporation                   $            -   $             -   $               -
   14 On and after 10% Pool Balance Distribution Date,                   $            -   $             -   $               -
           (a) Is a Turbo Parity Trigger in effect?                          No
           (b) Has a TERI Turbo Trigger occurred?                            No
   15 Remaining Funds to owner trust certificateholders                  $            -   $             -   $               -

NATIONAL COLLEGIATE STUDENT LOAN TRUST 2004-2

---------------------------------------------------------------------------------------------------------------
IV    PARITY CALCULATIONS (EXCLUDES TERI PLEDGE FUND)                                     12/31/04     01/31/05
---------------------------------------------------------------------------------------------------------------
   1  Senior Parity (Pool Balance + Trust Accounts / Class A Securities) (a)               105.65%      105.82%
   2  Total Parity (Pool Balance + Trust Accounts / Securities) (a)                         94.96%       95.12%
---------------------------------------------------------------------------------------------------------------
(a)  Parity ratio calculations include all Securities including A-5-2 securities issued in a privately negotiated transaction




--------------------------------------------------------------------------------------------------------------
V     PORTFOLIO CHARACTERISTICS BY PAYMENT STATUS
--------------------------------------------------------------------------------------------------------------

                                               ---------------------------------------------------------------
                                                       WAC                # OF LOANS                %
                                               ---------------------------------------------------------------

PAYMENT STATUS                                 12/31/04   01/31/05   12/31/04   01/31/05   12/31/04   01/31/05
--------------------------------------------------------------------------------------------------------------
INTERIM (1)
          In School                              6.26%      6.79%      58,494     58,246    85.76%     85.52%
--------------------------------------------------------------------------------------------------------------
TOTAL INTERIM                                                          58,494     58,246    85.76%     85.52%
--------------------------------------------------------------------------------------------------------------
REPAYMENT
          ACTIVE
                   Current                       5.97%      6.51%       9,240      9,328    13.55%     13.70%
                   31-60 Days Delinquent         6.15%      6.45%         243        266     0.36%      0.39%
                   61-90 Days Delinquent         6.15%      6.79%          77         69     0.11%      0.10%
                   91-120 Days Delinquent        6.72%      6.72%          31         43     0.05%      0.06%
                   121-150 Days Delinquent       6.17%      7.89%          14         11     0.02%      0.02%
                   151-180 Days Delinquent       0.00%      6.71%           -          7     0.00%      0.01%
                   > 180 Days Delinquent         5.10%      5.63%           2          2     0.00%      0.00%

          FORBEARANCE                            5.39%      6.08%         103        139     0.15%      0.20%
--------------------------------------------------------------------------------------------------------------
TOTAL REPAYMENT                                                         9,710      9,865    14.24%     14.48%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
GRAND TOTAL                                                            68,204     68,111   100.00%    100.00%
--------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]

--------------------------------------------------------------------------------------------------------
V     PORTFOLIO CHARACTERISTICS BY PAYMENT STATUS
--------------------------------------------------------------------------------------------------------

                                               ---------------------------------------------------------
                                                         PRINCIPAL AMOUNT                     %
                                               ---------------------------------------------------------

PAYMENT STATUS                                     12/31/04           01/31/05       12/31/04   01/31/05
--------------------------------------------------------------------------------------------------------
INTERIM (1)
          In School                            $ 681,318,801.29   $ 690,244,432.58    85.59%     85.66%
--------------------------------------------------------------------------------------------------------
TOTAL INTERIM                                  $ 681,318,801.29   $ 690,244,432.58    85.59%     85.66%
--------------------------------------------------------------------------------------------------------
REPAYMENT
          ACTIVE
                   Current                     $ 109,655,481.40   $ 110,143,085.10    13.77%     13.67%
                   31-60 Days Delinquent       $   2,673,102.54   $   2,658,485.13     0.34%      0.33%
                   61-90 Days Delinquent       $     854,545.68   $     654,036.67     0.11%      0.08%
                   91-120 Days Delinquent      $     304,879.25   $     494,716.57     0.04%      0.06%
                   121-150 Days Delinquent     $     137,268.63   $     101,654.05     0.02%      0.01%
                   151-180 Days Delinquent     $              -   $      84,559.31     0.00%      0.01%
                   > 180 Days Delinquent       $      47,996.34   $      47,996.34     0.01%      0.01%

          FORBEARANCE                          $   1,071,471.28   $   1,391,497.35     0.13%      0.17%
--------------------------------------------------------------------------------------------------------
TOTAL REPAYMENT                                $ 114,744,745.12   $ 115,576,030.52    14.41%     14.34%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
GRAND TOTAL                                    $ 796,063,546.41   $ 805,820,463.10   100.00%    100.00%
--------------------------------------------------------------------------------------------------------

(1)  Loans in Interim Status have not yet had a scheduled payment.

NATIONAL COLLEGIATE STUDENT LOAN TRUST 2004-2

-----------------------------------------------------------------------------------------------------------------
VI    PORTFOLIO CHARACTERISTICS BY BORROWER TYPE AND SCHOOL TYPE
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                      12/31/04                             01/31/05
                                        -------------------------------------------------------------------------

BORROWER TYPE                           PRINCIPAL AMOUNT          %           PRINCIPAL AMOUNT          %
-----------------------------------------------------------------------------------------------------------------
Creditworthy Cosigned Loans             $ 650,575,993.29             81.72%   $ 658,804,612.21             81.76%
Creditworthy Non-Cosigned Loans         $ 143,893,615.62             18.08%   $ 145,421,377.30             18.05%
Creditready Loans                       $   1,593,937.50              0.20%   $   1,594,473.59              0.20%
-----------------------------------------------------------------------------------------------------------------
TOTAL                                   $ 796,063,546.41            100.00%   $ 805,820,463.10            100.00%
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                      12/31/04                             01/31/05
                                        -------------------------------------------------------------------------
SCHOOL TYPE                             PRINCIPAL AMOUNT          %           PRINCIPAL AMOUNT          %
-----------------------------------------------------------------------------------------------------------------
2 Year Private                          $   8,163,429.32              1.03%   $   8,277,917.13              1.03%
2 Year Public                           $  94,168,440.97             11.83%   $  95,478,808.00             11.85%
4 Year Private                          $ 176,327,322.20             22.15%   $ 178,621,553.18             22.17%
4 Year Public                           $ 371,992,078.31             46.73%   $ 376,535,818.16             46.73%
Graduate                                $  88,483,432.11             11.12%   $  89,912,320.98             11.16%
K-12                                    $  22,787,042.29              2.86%   $  22,398,408.26              2.78%
Proprietary                             $  34,141,801.21              4.29%   $  34,595,637.39              4.29%
-----------------------------------------------------------------------------------------------------------------
TOTAL                                   $ 796,063,546.41            100.00%   $ 805,820,463.10            100.00%
-----------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------
VII   DEFAULT DETAIL
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                  12/31/04           1/31/05
                                                                              -----------------------------------
                                                                              PRINCIPAL AMOUNT   PRINCIPAL AMOUNT
-----------------------------------------------------------------------------------------------------------------
A.    Cumulative Claims Filed to TERI(1)                                        $  144,052.42      $  293,196.42

B.    Cumulative Gross Default Rate (2)                                                  0.12%              0.24%

C.    Claims Cancelled (Non-Default)                                            $           -      $           -

D.    Cumulative Net Default Rate (3)                                                    0.12%              0.24%

E.    Cumulative Claim Payments Made by TERI                                    $   28,699.83      $  108,126.48

F.    Claims in Process                                                         $  115,352.59      $  185,069.94

G.    Cumulative net loss, claims rejected, aged 24 months or more              $           -      $           -

H.    Is TERI Principal Trigger in effect?                                            No                 No
      Is TERI Turbo Trigger in effect?                                                No                 No
-----------------------------------------------------------------------------------------------------------------

      (1) Cumulative principal balance of student loans subject to a TERI guaranty event as of the last day of the Collection Period.
      (2) Section VII.A divided by the principal balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the Trust.
      (3) Section VII.A adjusted by ( C ) Claims Cancelled and returned to a non-default status divided by the cumulative principal balance defined in footnote (2).